                                                                    EXHIBIT 99.1


(CENTERPOINT ENERGY LOGO)                           For more information contact
                                                    MEDIA:
                                                    LETICIA LOWE
                                                    Phone 713.207.7702
                                                    INVESTORS:
                                                    MARIANNE PAULSEN
                                                    Phone 713.207.6500

FOR IMMEDIATE RELEASE                                                Page 1 of 6
--------------------------------------------------------------------------------

             CENTERPOINT ENERGY REPORTS SECOND QUARTER 2006 EARNINGS

         HOUSTON, TX -- AUGUST 3, 2006 - CenterPoint Energy, Inc. (NYSE: CNP) today reported net income of $194 million, or $0.61 per diluted share, for the second quarter of 2006 compared to $54 million, or $0.16 per diluted share, for the same period of 2005. Income from continuing operations before extraordinary item for the second quarter of 2006 was also $194 million, or $0.61 per diluted share, compared to $27 million, or $0.09 per diluted share, for the second quarter of 2005.

         Agreements have been reached on the terms of two settlements that had an impact on net income for the second quarter of 2006. The first was an agreement with the Internal Revenue Service (IRS) on terms of a settlement regarding the tax treatment of the company's Zero Premium Exchangeable Subordinated Notes (ZENS) and its former Automatic Common Exchange Securities
(ACES). This agreement, which is subject to approval by the Joint Committee on Taxation of the U. S. Congress, resulted in a reduction to the company's previously accrued tax and related interest reserves, adding $119 million ($0.38 per diluted share) to income. The second was an agreement settling all issues related to the remand to the Texas Public Utility Commission (PUC) of the company's 2001 unbundled cost of service order (UCOS) which reduced income by $21 million after-tax, or $0.07 per diluted share.

         Net income for the second quarter of 2005 included an extraordinary gain of $30 million, or $0.08 per diluted share, reflecting an adjustment to the extraordinary loss recorded in the second half of 2004 to write down generation-related regulatory assets. In addition, net income for the second quarter of 2005 included a loss of $3 million, or $0.01 per diluted share, from discontinued operations.

         For the six months ended June 30, 2006, net income was $282 million, or $0.89 per diluted share, compared to $121 million, or $0.35 per diluted share, for the same period of 2005. Income from continuing operations before extraordinary item for the six months ended June 30, 2006, was $282 million, or $0.89 per diluted share, compared to $94 million, or $0.28 per diluted share, for the same period of 2005. The same factors described above for the second quarter periods impacted the six-month periods for 2006 and 2005.

          "I'm very pleased with the overall performance of our business and the progress we are achieving," said David M. McClanahan, president and chief executive officer of CenterPoint Energy. "This continued strong performance, combined with the resolution of a number of legacy issues, including our recent settlements of certain tax and regulatory matters, positions the company well for the future."


                                     -more-

(CENTERPOINT ENERGY LOGO)                           For more information contact
                                                    MEDIA:
                                                    LETICIA LOWE
                                                    Phone 713.207.7702
                                                    INVESTORS:
                                                    MARIANNE PAULSEN
                                                    Phone 713.207.6500

FOR IMMEDIATE RELEASE                                                Page 2 of 6
--------------------------------------------------------------------------------

OPERATING INCOME BY SEGMENT DETAILED

ELECTRIC TRANSMISSION & DISTRIBUTION

         The electric transmission & distribution segment reported operating income of $151 million in the second quarter of 2006, consisting of $119 million for the regulated electric transmission & distribution utility (TDU) and $32 million related to transition bonds, which is an amount sufficient to pay interest on the bonds. Operating income for the second quarter of 2005 totaled $122 million, consisting of $113 million for the TDU and $9 million related to transition bonds.

         The TDU's revenues continued to benefit from solid customer growth, with nearly 60,000 metered customers added since June 2005. Revenues also increased due to the competition transition charge (CTC) implemented in September of 2005, and favorable weather. More than offsetting the TDU's revenue growth was the impact related to the resolution of the 2001 UCOS order, which was recorded as a reduction to revenues of $32 million. Operation and maintenance expenses decreased primarily due to lower employee benefit expenses.

         Operating income for the six months ended June 30, 2006, was $261 million, consisting of $197 million for the TDU, which includes the $32 million adverse impact related to the resolution of the 2001 UCOS order, and $64 million related to transition bonds. Operating income for the same period of 2005 totaled $202 million, consisting of $184 million for the TDU and $18 million related to transition bonds.

NATURAL GAS DISTRIBUTION

         The natural gas distribution segment reported an operating loss of $2 million for the second quarter of 2006 compared to operating income of $9 million for the same period of 2005. Higher revenues from rate increases and rate design changes, along with the addition of nearly 32,000 customers since June 2005, were partially offset by decreased customer usage. Operation and maintenance expenses increased primarily due to costs associated with staff reductions, increased bad debt expense due to high natural gas prices, and a write-off of certain rate case expenses.

         Operating income for the six months ended June 30, 2006, was $101 million compared to $132 million for the same period of 2005. In addition to the factors noted above, operating income for the six months ended June 30, 2006, was adversely affected by unfavorable weather.


                                     -more-

(CENTERPOINT ENERGY LOGO)                           For more information contact
                                                    MEDIA:
                                                    LETICIA LOWE
                                                    Phone 713.207.7702
                                                    INVESTORS:
                                                    MARIANNE PAULSEN
                                                    Phone 713.207.6500

FOR IMMEDIATE RELEASE                                                Page 3 of 6
--------------------------------------------------------------------------------

COMPETITIVE NATURAL GAS SALES AND SERVICES

         The competitive natural gas sales and services segment reported operating income of $7 million for the second quarter of 2006 compared to $10 million for the same period of 2005. Operating income from higher sales to utilities and favorable basis differentials across the pipeline capacity that the company controls was more than offset by a charge of $17 million to reflect the write-down of natural gas inventory to the lower of average cost or market. The company purchases and stores natural gas to meet certain future sales requirements and enters into derivative contracts to hedge the economic value of the future sales. Therefore, operating income in the future periods, when these sales occur, is expected to be higher as a result of the inventory write-downs taken in the first two quarters of this year.

         Operating income for the six months ended June 30, 2006, was $32 million compared to $26 million for the same period of 2005.

PIPELINES AND FIELD SERVICES

         The pipelines and field services segment reported operating income of $61 million for the second quarter of 2006 compared to $52 million for the same period of 2005. This segment's businesses continue to benefit from favorable dynamics in the markets for natural gas gathering and transportation services along the Gulf Coast and Mid-Continent regions where they operate. Within this segment, the pipeline business achieved higher operating income ($40 million vs. $35 million) resulting from increased demand for transportation due to favorable basis differentials across the system and higher demand for ancillary services. The field services business achieved higher operating income ($21 million vs. $17 million) driven by increased throughput, greater demand for ancillary services and higher commodity prices. In addition, this business recorded equity income of $2 million in the second quarter of 2006 ($1 million for the same period in 2005) from its 50 percent interest in a jointly-owned gas processing plant. These amounts are included in Other -- net under the Other Income (Expense) caption.

         Operating income for the six months ended June 30, 2006, was $134 million compared to $116 million for the same period of 2005. The pipeline business achieved operating income of $89 million for the six months ended June 30, 2006, compared to $83 million for the same period of 2005. The field services business achieved operating income of $45 million for the six months ended June 30, 2006, compared to $33 million for the same period of 2005. Equity income from the jointly-owned gas processing plant was $5 million for the six months ended June 30, 2006, compared to $3 million for the same period of 2005.


                                     -more-

(CENTERPOINT ENERGY LOGO)                           For more information contact
                                                    MEDIA:
                                                    LETICIA LOWE
                                                    Phone 713.207.7702
                                                    INVESTORS:
                                                    MARIANNE PAULSEN
                                                    Phone 713.207.6500

FOR IMMEDIATE RELEASE                                                Page 4 of 6
--------------------------------------------------------------------------------

OTHER OPERATIONS

         The company's other operations reported operating income of $3 million for the second quarter of 2006 compared to an operating loss of $7 million for the same period of 2005.

         For the six months ended June 30, 2006, other operations reported an operating loss of $2 million compared to an operating loss of $14 million for the same period of 2005.

OTHER SECOND QUARTER 2006 EVENTS

SETTLEMENT OF ZENS AND ACES

         During the second quarter of 2006, the company reached agreement with the IRS on a settlement regarding the ZENS and ACES issues and signed a Closing Agreement on July 17, 2006, for the tax years 1999 through 2029 with respect to the ZENS. The settlement and Closing Agreement are subject to approval by the Joint Committee on Taxation of the U.S. Congress. Under the terms of the settlement, the company will pay approximately $64 million in previously accrued taxes associated with the ACES and the ZENS and will reduce its future interest deductions associated with the ZENS.

         As a result of the agreement, the company reduced its previously accrued tax and related interest reserves by $119 million in the second quarter of 2006, and will no longer accrue a quarterly reserve.

SETTLEMENT OF CENTERPOINT ENERGY HOUSTON ELECTRIC (CEHE) RATE CASE AND 2001 UCOS REMAND

         On July 31, 2006, CEHE entered into a settlement agreement with parties to its pending rate case. Under the terms of the settlement, which must be approved by the PUC, CEHE's base rate revenues will be reduced by approximately $58 million per year. In addition, CEHE will increase its spending on energy efficiency programs by $10 million per year and will fund $10 million per year for programs providing financial assistance to qualified low-income customers in its service territory. The settlement includes a base rate freeze through June of 2010.

        The settlement also resolved all issues related to the remand of the PUC's order in CEHE's 2001 UCOS case. Under the terms of the settlement, CEHE agreed to provide rate credits of approximately $8 million per year to retail and wholesale customers until a total of $32 million has been credited. This impact was recorded in the second quarter of 2006.


                                     -more-

(CENTERPOINT ENERGY LOGO)                           For more information contact
                                                    MEDIA:
                                                    LETICIA LOWE
                                                    Phone 713.207.7702
                                                    INVESTORS:
                                                    MARIANNE PAULSEN
                                                    Phone 713.207.6500

FOR IMMEDIATE RELEASE                                                Page 5 of 6
--------------------------------------------------------------------------------

DIVIDEND DECLARATION

         On July 27, 2006, CenterPoint Energy's board of directors declared a regular quarterly cash dividend of $0.15 per share of common stock payable on September 8, 2006, to shareholders of record as of the close of business on August 16, 2006.

OUTLOOK FOR 2006

         CenterPoint Energy continues to expect diluted earnings per share for 2006 to be in the range of $0.90 to $1.00. This guidance includes an estimated impact of the settlement of CEHE's rate case but excludes the one-time impact of $0.38 per diluted share related to the company's settlement regarding the tax treatment of the ZENS and ACES and the one-time impact of $0.07 per diluted share related to the settlement of the 2001 UCOS order. This guidance takes into consideration various economic and operational assumptions related to the business segments in which the company operates. In particular, the company has made certain assumptions regarding the impact to earnings of various other regulatory proceedings but cannot predict the ultimate outcome of any of those proceedings. In providing this guidance, the company has not projected the impact of any potential changes in accounting standards, any impact from acquisitions or divestitures, or the outcomes of pending legal proceedings related to CEHE's true-up appeal.

WEBCAST OF EARNINGS CONFERENCE CALL

         CenterPoint Energy's management will host an earnings conference call on Thursday, August 3, 2006, at 10:30 a.m. Central time or 11:30 a.m. Eastern time. Interested parties may listen to a live audio broadcast of the conference call at www.CenterPointEnergy.com/investors/events. A replay of the call can be accessed approximately two hours after the completion of the call and will be archived on the web site for at least one year.

         CenterPoint Energy, Inc., headquartered in Houston, Texas, is a domestic energy delivery company that includes electric transmission & distribution, natural gas distribution, competitive natural gas sales and services, and pipeline and field services operations. The company serves more than five million metered customers primarily in Arkansas, Louisiana, Minnesota, Mississippi, Oklahoma, and Texas. Assets total approximately $16 billion. With about 9,000 employees, CenterPoint Energy and its predecessor companies have been in business for more than 130 years. For more information, visit the Web site at www.CenterPointEnergy.com.


                                     -more-

(CENTERPOINT ENERGY LOGO)                           For more information contact
                                                    MEDIA:
                                                    LETICIA LOWE
                                                    Phone 713.207.7702
                                                    INVESTORS:
                                                    MARIANNE PAULSEN
                                                    Phone 713.207.6500

FOR IMMEDIATE RELEASE                                                Page 6 of 6
--------------------------------------------------------------------------------

         This news release includes forward-looking statements. Actual events and results may differ materially from those projected. The statements in this news release regarding future financial performance and results of operations and other statements that are not historical facts are forward-looking statements. Factors that could affect actual results include the timing and outcome of appeals from the true-up proceedings, the timing and impact of future regulatory, legislative and IRS decisions, effects of competition, weather variations, changes in CenterPoint Energy's or its subsidiaries' business plans, financial market conditions, the timing and extent of changes in commodity prices, particularly natural gas, the impact of unplanned facility outages, and other factors discussed in CenterPoint Energy's and its subsidiaries' Form 10-Ks for the period ended December 31, 2005, Form 10-Qs for the periods ended March 31, 2006, and June 30, 2006, and other filings with the Securities and Exchange Commission.

                                       ###

                    CenterPoint Energy, Inc. and Subsidiaries
                        Statements of Consolidated Income
                              (Millions of Dollars)
                                   (Unaudited)

                                                      Quarter Ended           Six Months Ended
                                                        June 30,                  June 30,
                                                  --------------------      --------------------
                                                    2005         2006         2005         2006
                                                  -------      -------      -------      -------
Revenues:
  Electric Transmission & Distribution            $   414      $   456      $   759      $   841
  Natural Gas Distribution                            541          549        1,870        2,029
  Competitive Natural Gas Sales and Services          845          750        1,770        1,913
  Pipelines and Field Services                        125          135          246          260
  Other Operations                                      4            5           11            9
  Eliminations                                        (87)         (52)        (219)        (132)
                                                  -------      -------      -------      -------
    Total                                           1,842        1,843        4,437        4,920
                                                  -------      -------      -------      -------

Expenses:
  Natural gas                                       1,103        1,035        2,884        3,228
  Operation and maintenance                           325          340          638          671
  Depreciation and amortization                       136          153          266          293
  Taxes other than income taxes                        92           95          187          202
                                                  -------      -------      -------      -------
    Total                                           1,656        1,623        3,975        4,394
                                                  -------      -------      -------      -------
Operating Income                                      186          220          462          526
                                                  -------      -------      -------      -------

Other Income (Expense):
  Gain (Loss) on Time Warner investment               (18)          11          (59)          (3)
  Gain (Loss) on indexed debt securities               24          (11)          63           (1)
  Interest and other finance charges                 (180)        (118)        (353)        (233)
  Interest on transition bonds                         (9)         (33)         (18)         (66)
  Return on true-up balance                            35           --           69           --
  Other - net                                           7            9           11           15
                                                  -------      -------      -------      -------
    Total                                            (141)        (142)        (287)        (288)
                                                  -------      -------      -------      -------

Income from Continuing Operations Before
  Income Taxes and Extraordinary Item                  45           78          175          238

Income Tax (Expense) Benefit                          (18)         116          (81)          44
                                                  -------      -------      -------      -------

Income from Continuing Operations Before
  Extraordinary Item                                   27          194           94          282
                                                  -------      -------      -------      -------

Discontinued Operations:
  Income (Loss) from Texas Genco, net of tax           (3)          --           11           --
  Loss on Disposal of Texas Genco, net of tax          --           --          (14)          --
                                                  -------      -------      -------      -------
    Total                                              (3)          --           (3)          --
                                                  -------      -------      -------      -------

Income Before Extraordinary Item                       24          194           91          282

Extraordinary Item, net of tax                         30           --           30           --
                                                  -------      -------      -------      -------
Net Income                                        $    54      $   194      $   121      $   282
                                                  =======      =======      =======      =======


     Reference is made to the Notes to the Consolidated Financial Statements contained in the Annual Report on Form 10-K of CenterPoint Energy, Inc.

                   CenterPoint Energy, Inc. and Subsidiaries
              Selected Data From Statements of Consolidated Income
            (Millions of Dollars, Except Share and Per Share Amounts)
                                   (Unaudited)

                                                                  Quarter Ended                     Six Months Ended
                                                                     June 30,                           June 30,
                                                             --------------------------        --------------------------
                                                                2005             2006            2005             2006
                                                             ---------        ---------        ---------        ---------
  Basic Earnings Per Common Share:
    Income from Continuing Operations                        $    0.09        $    0.62        $    0.30        $    0.91
    Loss from Discontinued Operations                            (0.01)              --            (0.01)              --
    Extraordinary item, net of tax                                0.10               --             0.10               --

    Net Income                                               $    0.18        $    0.62        $    0.39        $    0.91
                                                             =========        =========        =========        =========

  Diluted Earnings Per Common Share:
    Income from Continuing Operations                        $    0.09        $    0.61        $    0.28        $    0.89
    Loss from Discontinued Operations                            (0.01)              --            (0.01)              --
    Extraordinary item, net of tax                                0.08               --             0.08               --

    Net Income                                               $    0.16        $    0.61        $    0.35        $    0.89
                                                             =========        =========        =========        =========

  Dividends Declared per Common Share                        $    0.07        $    0.15        $    0.27        $    0.30

    Weighted Average Common Shares Outstanding (000):
    - Basic                                                    309,098          311,440          308,786          311,145
    - Diluted                                                  361,436          316,816          361,076          317,744


OPERATING INCOME (LOSS) BY SEGMENT
----------------------------------
  Electric Transmission & Distribution:
    Transmission & Distribution Operations                   $     113        $     119        $     184        $     197
    Transition Bond Companies                                        9               32               18               64
                                                             ---------        ---------        ---------        ---------
        Total Electric Transmission & Distribution                 122              151              202              261
  Natural Gas Distribution                                           9               (2)             132              101
  Competitive Natural Gas Sales and Services                        10                7               26               32
  Pipelines and Field Services                                      52               61              116              134
  Other Operations                                                  (7)               3              (14)              (2)
                                                             ---------        ---------        ---------        ---------
  Total                                                      $     186        $     220        $     462        $     526
                                                             =========        =========        =========        =========

    Reference is made to the Notes to the Consolidated Financial Statements contained in the Annual Report on Form 10-K of CenterPoint Energy, Inc.

                    CenterPoint Energy, Inc. and Subsidiaries
                        Results of Operations by Segment
                              (Millions of Dollars)
                                   (Unaudited)

                                                                     ELECTRIC TRANSMISSION & DISTRIBUTION
                                               ----------------------------------------------------------------------------------
                                                       Quarter Ended                           Six Months Ended
                                                          June 30,                                 June 30,
                                                ---------------------------    % Diff     ---------------------------   % Diff
                                                    2005            2006     Fav/(Unfav)     2005            2006      Fav/(Unfav)
                                                -----------     -----------  -----------  -----------     -----------  -----------
RESULTS OF OPERATIONS:
Revenues:
    Electric transmission and
      distribution utility                      $       388     $       386       (1%)    $       711     $       717        1%
    Transition bond companies                            26              70      169%              48             124      158%
                                                -----------     -----------               -----------     -----------
        Total                                           414             456       10%             759             841       11%
                                                -----------     -----------               -----------     -----------
Expenses:
    Operation and maintenance                           153             147        4%             291             281        3%
    Depreciation and amortization                        64              61        5%             128             124        3%
    Taxes other than income taxes                        58              59       (2%)            108             115       (6%)
    Transition bond companies                            17              38     (124%)             30              60     (100%)
                                                -----------     -----------               -----------     -----------
        Total                                           292             305       (4%)            557             580       (4%)
                                                -----------     -----------               -----------     -----------
Operating Income                                $       122     $       151       24%     $       202     $       261       29%
                                                ===========     ===========               ===========     ===========
Operating Income - Electric transmission
  and distribution utility                              113             119        5%             184             197        7%
Operating Income - Transition bond companies              9              32      256%              18              64      256%
                                                -----------     -----------               -----------     -----------
        Total Segment Operating Income          $       122     $       151       24%     $       202     $       261       29%
                                                ===========     ===========               ===========     ===========
ELECTRIC TRANSMISSION & DISTRIBUTION
OPERATING DATA:
ACTUAL MWH DELIVERED
    Residential                                   6,593,895       6,807,984        3%      10,735,559      10,794,374        1%
    Total                                        18,956,313      20,422,341        8%      34,782,627      36,409,221        5%

WEATHER (AVERAGE FOR SERVICE AREA):
Percentage of normal:
    Cooling degree days                                 103%            111%       8%             105%            114%       9%
    Heating degree days                                  47%             --       --               76%             60%     (16%)

AVERAGE NUMBER OF METERED CUSTOMERS:
    Residential                                   1,675,573       1,703,130        2%       1,668,447       1,723,983        3%
    Total                                         1,904,090       1,965,180        3%       1,895,556       1,958,005        3%

                                                                            NATURAL GAS DISTRIBUTION
                                                 ----------------------------------------------------------------------------------
                                                         Quarter Ended                           Six Months Ended
                                                            June 30,                                 June 30,
                                                  ---------------------------    % Diff     ---------------------------   % Diff
                                                      2005            2006     Fav/(Unfav)     2005            2006      Fav/(Unfav)
                                                  -----------     -----------  -----------  -----------     -----------  -----------

RESULTS OF OPERATIONS:
Revenues                                           $      541     $       549         1%     $    1,870     $    2,029       9%
                                                   ----------     -----------                ----------     ----------
Expenses:
    Natural gas                                           341             343        (1%)         1,338          1,489     (11%)
    Operation and maintenance                             126             142       (13%)           261            292     (12%)
    Depreciation and amortization                          39              37         5%             76             75       1%
    Taxes other than income taxes                          26              29       (12%)            63             72     (14%)
                                                   ----------     -----------                ----------     ----------
        Total                                             532             551        (4%)         1,738          1,928     (11%)
                                                   ----------     -----------                ----------     ----------
Operating Income (Loss)                            $        9     $        (2)     (122%)    $      132     $      101     (23%)
                                                   ==========     ===========                ==========     ==========

NATURAL GAS DISTRIBUTION OPERATING DATA:
THROUGHPUT DATA IN BCF
    Residential                                            21              17       (19%)            98             84     (14%)
    Commercial and Industrial                              43              44         2%            120            116      (3%)
                                                   ----------     -----------                ----------     ----------
        Total Throughput                                   64              61        (5%)           218            200      (8%)
                                                   ==========     ===========                ==========     ==========
WEATHER (AVERAGE FOR SERVICE AREA)
  Percentage of normal:
    Heating degree days                                    86%             60%      (26%)            91%            81%    (10%)

AVERAGE NUMBER OF CUSTOMERS:
    Residential                                     2,833,773       2,860,802         1%      2,842,645      2,872,978       1%
    Commercial and Industrial                         246,032         253,725         3%        247,429        253,505       2%
                                                   ----------     -----------                ----------     ----------
        Total                                       3,079,805       3,114,527         1%      3,090,074      3,126,483       1%
                                                   ==========     ===========                ==========     ==========

    Reference is made to the Notes to the Consolidated Financial Statements contained in the Annual Report on Form 10-K of CenterPoint Energy, Inc.

                    CenterPoint Energy, Inc. and Subsidiaries
                        Results of Operations by Segment
                              (Millions of Dollars)
                                   (Unaudited)

                                                                             COMPETITIVE NATURAL GAS SALES AND SERVICES
                                                                  ------------------------------------------------------------------
                                                                     Quarter Ended                  Six Months Ended
                                                                        June 30,                         June 30,
                                                                  -------------------    % Diff     -------------------   % Diff
                                                                    2005       2006    Fav/(Unfav)   2005         2006   Fav/(Unfav)
                                                                  -------     -------  -----------  -------     -------  -----------
RESULTS OF OPERATIONS:
Revenues                                                          $   845     $   750     (11%)     $ 1,770     $ 1,913       8%
                                                                  -------     -------               -------     -------
Expenses:
     Natural gas                                                      828         735      11%        1,730       1,864      (8%)
     Operation and maintenance                                          7           7      --            12          15     (25%)
     Depreciation and amortization                                     --           1      --             1           1      --
     Taxes other than income taxes                                     --          --      --             1           1      --
                                                                  -------     -------               -------     -------
         Total                                                        835         743      11%        1,744       1,881      (8%)
                                                                  -------     -------               -------     -------
Operating Income                                                  $    10     $     7     (30%)     $    26     $    32      23%
                                                                  =======     =======               =======     =======

COMPETITIVE NATURAL GAS SALES AND SERVICES
OPERATING DATA:
THROUGHPUT DATA IN BCF
     Wholesale - third parties                                         72          72      --           154         161       5%
     Wholesale - affiliates                                            21           8     (62%)          35          19     (46%)
     Retail                                                            34          31      (9%)          81          79      (2%)
     Pipeline                                                          12          10     (17%)          31          20     (35%)
                                                                  -------     -------               -------     -------
          Total Throughput                                            139         121     (13%)         301         279      (7%)
                                                                  =======     =======               =======     =======

AVERAGE NUMBER OF CUSTOMERS:
     Wholesale                                                        135         132      (2%)         130         138       6%
     Retail                                                         6,237       6,468       4%        6,207       6,501       5%
     Pipeline                                                         145         136      (6%)         151         138      (9%)
                                                                  -------     -------               -------     -------
          Total                                                     6,517       6,736       3%        6,488       6,777       4%
                                                                  =======     =======               =======     =======

                                                                                  PIPELINES AND FIELD SERVICES
                                                                  ------------------------------------------------------------------
                                                                     Quarter Ended                  Six Months Ended
                                                                        June 30,                         June 30,
                                                                  -------------------    % Diff     -------------------   % Diff
                                                                    2005       2006    Fav/(Unfav)   2005         2006   Fav/(Unfav)
                                                                  -------     -------  -----------  -------     -------  -----------
RESULTS OF OPERATIONS:
Revenues                                                          $   125     $   135       8%      $   246     $   260       6%
                                                                  -------     -------               -------     -------
Expenses:
     Natural gas                                                       18           7      61%           25           3      88%
     Operation and maintenance                                         40          50     (25%)          74          89     (20%)
     Depreciation and amortization                                     11          12      (9%)          22          24      (9%)
     Taxes other than income taxes                                      4           5     (25%)           9          10     (11%)
                                                                  -------     -------               -------     -------
          Total                                                        73          74      (1%)         130         126       3%
                                                                  -------     -------               -------     -------
Operating Income                                                  $    52     $    61      17%      $   116     $   134      16%
                                                                  =======     =======               =======     =======

Operating Income - Pipeline business                                   35          40      14%           83          89       7%
Operating Income - Field Services business                             17          21      24%           33          45      36%
                                                                  -------     -------               -------     -------
          Total Segment Operating Income                          $    52     $    61      17%      $   116     $   134      16%
                                                                  =======     =======               =======     =======

PIPELINES AND FIELD SERVICES OPERATING DATA:
THROUGHPUT DATA IN BCF
     Natural Gas Sales                                                  3           2     (33%)           4           2     (50%)
     Transportation                                                   230         240       4%          501         514       3%
     Gathering                                                         87          94       8%          170         182       7%
     Elimination                                                       (2)         (1)     50%           (3)         (1)     67%
                                                                  -------     -------               -------     -------
          Total Throughput                                            318         335       5%          672         697       4%
                                                                  =======     =======               =======     =======

    Reference is made to the Notes to the Consolidated Financial Statements contained in the Annual Report on Form 10-K of CenterPoint Energy, Inc.

                    CenterPoint Energy, Inc. and Subsidiaries
                        Results of Operations by Segment
                              (Millions of Dollars)
                                   (Unaudited)

                                                                                     OTHER OPERATIONS
                                                            ----------------------------------------------------------------------
                                                              Quarter Ended                      Six Months Ended
                                                                 June 30,                             June 30,
                                                            ------------------      % Diff       ------------------      % Diff
                                                             2005         2006    Fav/(Unfav)     2005         2006    Fav/(Unfav)
                                                            -----        -----    -----------    -----        -----    -----------
RESULTS OF OPERATIONS:
Revenues                                                    $   4        $   5         25%       $  11        $   9        (18%)
Expenses                                                       11            2         82%          25           11         56%
                                                            -----        -----                   -----        -----
Operating Income (Loss)                                     $  (7)       $   3        143%       $ (14)       $  (2)        86%
                                                            =====        =====                   =====        =====

                         Capital Expenditures by Segment
                              (Millions of Dollars)
                                   (Unaudited)

                                                            ------------------                   ------------------
                                                              Quarter Ended                      Six Months Ended
                                                                 June 30,                             June 30,
                                                            ------------------                   ------------------
                                                             2005         2006                    2005         2006
                                                            -----        -----                   -----        -----
CAPITAL EXPENDITURES BY SEGMENT
     Electric Transmission & Distribution                   $  87        $ 111                   $ 142        $ 190
     Natural Gas Distribution                                  56           45                      96           85
     Competitive Natural Gas Sales and Services                --            4                      --           10
     Pipelines and Field Services                              31           54                      53           84
     Other Operations                                           5            4                      10           14
                                                            -----        -----                   -----        -----
          Total                                             $ 179        $ 218                   $ 301        $ 383
                                                            =====        =====                   =====        =====

                             Interest Expense Detail
                              (Millions of Dollars)
                                   (Unaudited)

                                                            ------------------                   ------------------
                                                              Quarter Ended                      Six Months Ended
                                                                 June 30,                             June 30,
                                                            ------------------                   ------------------
                                                             2005         2006                    2005         2006
                                                            -----        -----                   -----        -----
INTEREST EXPENSE DETAIL
     Amortization of Deferred Financing Cost                $  19        $  14                   $  39        $  28
     Capitalization of Interest Cost                           (1)          (2)                     (2)          (3)
     Transition Bond Interest Expense                           9           32                      18           64
     Other Interest Expense                                   162          107                     316          210
                                                            -----        -----                   -----        -----
          Total Interest Expense                            $ 189        $ 151                   $ 371        $ 299
                                                            =====        =====                   =====        =====

     Reference is made to the Notes to the Consolidated Financial Statements contained in the Annual Report on Form 10-K of CenterPoint Energy, Inc.

                    CenterPoint Energy, Inc. and Subsidiaries
                      Condensed Consolidated Balance Sheets
                              (Millions of Dollars)
                                   (Unaudited)

                                                                         December 31,       June 30,
                                                                             2005             2006
                                                                         ------------       --------
                                      ASSETS
CURRENT ASSETS:
  Cash and cash equivalents                                                 $    74          $   397
  Other current assets
                                                                              2,817            2,000
                                                                            -------          -------
      Total current assets                                                    2,891            2,397
                                                                            -------          -------


PROPERTY, PLANT AND EQUIPMENT, NET                                            8,492            8,675
                                                                            -------          -------

OTHER ASSETS:
  Goodwill                                                                    1,709            1,709
  Regulatory assets                                                           2,955            2,890
  Other non-current assets                                                    1,069            1,038
                                                                            -------          -------
      Total other assets                                                      5,733            5,637
                                                                            -------          -------
        TOTAL ASSETS                                                        $17,116          $16,709
                                                                            =======          =======

                      LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
  Current portion of transition bond long-term debt                         $    73          $   126
  Current portion of other long-term debt                                       266              519
  Other current liabilities                                                   2,675            1,931
                                                                            -------          -------
      Total current liabilities                                               3,014            2,576
                                                                            -------          -------

OTHER LIABILITIES:
  Accumulated deferred income taxes, net and investment tax credit            2,520            2,442
  Regulatory liabilities                                                        728              822
  Other non-current liabilities                                                 990              810
                                                                            -------          -------
      Total other liabilities                                                 4,238            4,074
                                                                            -------          -------

LONG-TERM DEBT:
  Transition bond                                                             2,407            2,335
  Other                                                                       6,161            6,220
                                                                            -------          -------
      Total long-term debt                                                    8,568            8,555
                                                                            -------          -------

SHAREHOLDERS' EQUITY                                                          1,296            1,504
                                                                            -------          -------
      TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                            $17,116          $16,709
                                                                            =======          =======

    Reference is made to the Notes to the Consolidated Financial Statements contained in the Annual Report on Form 10-K of CenterPoint Energy, Inc.

                   CenterPoint Energy, Inc. and Subsidiaries
                Condensed Statements of Consolidated Cash Flows
                             (Millions of Dollars)
                                  (Unaudited)

                                                                               Six Months Ended
                                                                                   June 30,
                                                                             ---------------------
                                                                              2005            2006
                                                                             -----           -----
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                                                 $ 121           $ 282
    Discontinued operations, net of tax                                          3              --
    Extraordinary item, net of tax                                             (30)             --
                                                                             -----           -----
  Income from continuing operations                                             94             282
  Adjustments to reconcile income from continuing operations to net cash provided by operating activities:
    Depreciation and amortization                                              306             321
    Deferred income taxes and investment tax credit                             44            (109)
    Tax and interest reserves reductions related to ZENS and ACES               --            (119)
    Changes in net regulatory assets and liabilities                          (133)             54
    Changes in other assets and liabilities                                   (262)             73
    Other, net                                                                   5              15
                                                                             -----           -----
NET CASH PROVIDED BY OPERATING ACTIVITIES OF CONTINUING OPERATIONS              54             517

NET CASH USED IN OPERATING ACTIVITIES OF DISCONTINUED OPERATIONS               (38)             --
                                                                             -----           -----
NET CASH PROVIDED BY OPERATING ACTIVITIES                                       16             517

NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES                            412            (396)

NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES                           (185)            202
                                                                             -----           -----

NET INCREASE IN CASH AND CASH EQUIVALENTS                                      243             323

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD                               165              74
                                                                             -----           -----
CASH AND CASH EQUIVALENTS AT END OF PERIOD                                   $ 408           $ 397
                                                                             =====           =====

    Reference is made to the Notes to the Consolidated Financial Statements contained in the Annual Report on Form 10-K of CenterPoint Energy, Inc.